SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant [    ]

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN U.S. GOVERNMENT MONEY FUND
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON FUNDS
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL OPPORTUNITIES TRUST
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLEASE VOTE YOUR SHARES!

Dear Shareholder:

You recently received proxy material via the mail or e-mail relating to the Franklin Templeton Funds Special Meeting of Shareholders scheduled to be held on October 30, 2017. According to our records, we have not received your vote. We encourage you to take advantage of your right to vote by following the directions listed below.

Please help us by casting your proxy vote today.

We have included a copy of the proxy card for your review. If you have any questions about the proposals, please call 1 (800) 967-5068.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2.	Vote via the Internet. Visit the website indicated on the enclosed proxy card.
3.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
4.	Vote by Phone with a live operator. Dial toll-free 1 (800) 967-5068. Please have your proxy card available at the time of the call.

More detailed information about the Special Meeting and the proposals that you are being asked to vote can be found in the proxy statement. To view the proxy material electronically, please go to www.proxyonline.com/docs/FT.

Thank you in advance for your participation.

Greg Johnson

Chairman
Franklin Templeton Investments